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                                                                    EXHIBIT 10.7


                        FOURTH AMENDMENT TO OFFICE LEASE

STATE OF TEXAS          )
                        )
COUNTY OF COLLIN        )

         THIS FOURTH AMENDMENT TO OFFICE LEASE (this "Fourth Amendment") is made and entered into effective as of July 15, 1998, by and between PITMAN PARTNERS, LTD. and ROSEWOOD PROPERTY COMPANY (collectively, "Landlord") and INET, INC. ("Tenant").

                                    RECITALS:

         A. Landlord and Tenant have previously entered into that certain Office Lease (the "Lease") dated as of May 1, 1996, pursuant to the terms of which Landlord leased to Tenant certain office space in the project known as Pitman Atrium Tower, Plano, Collin County, Texas, all as is more particularly described therein.

         B. Landlord and Tenant have also previously amended various terms and provisions of the Lease pursuant to that certain Amendment to Office Lease (the "First Amendment"), dated effective as of January 13, 1997.

         C. Landlord and Tenant have also previously amended various terms and provisions of the Lease pursuant to that certain Second Amendment to Office Lease (the "Second Amendment") dated effective as of April 1, 1997.

         D. Landlord and Tenant have also previously amended various terms and provisions of the Lease pursuant to that certain Third Amendment to Office Lease (the "Third Amendment") dated effective as of June 1, 1998.

         E. Landlord and Tenant have agreed to again amend the Lease in accordance with the following terms and provisions.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Landlord and Tenant hereby agree as follows:

         1. DEFINITIONS. All terms not defined herein shall have the same meaning as set forth in the Lease.

         2. RENTABLE AREA OF THE PREMISES. Paragraphs 1 (c) and 2 of the Lease are hereby amended to provide for the expansion of the Premises, to be effective as of August 1, 1998, to include approximately 20,704 square feet of Rentable Area on the tenth floor of the Building (the "Expansion Space") as reflected on EXHIBIT "A" attached hereto and made a part hereof. That portion of the Premises not constituting the Expansion Space is hereinafter referred to as the "Existing Space". The Expansion Space plus the Existing Space constitute approximately 73,486 square feet of Rentable Area.

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         3. BASIC RENTAL. Paragraph 1 (d) of the Lease is hereby amended to provide that through and until July 31, 1998, Basic Rental shall be $52,737.50 per month, and commencing on August 1, 1998, Basic Rental shall be $110,229.00 per month (or $1,322,748.00 per year) through and until the Expiration Date (as amended hereby).

         4. TERM. The "Expiration Date", as defined in Paragraph 3 of the Lease is hereby amended to be July 31, 2000. Paragraph 4 of the Third Amendment, providing in part for the termination of Tenant's use and occupancy of the First Floor Expansion Space, is hereby deleted.

         5. ADDITIONAL RENTAL. Effective as of August 1, 1998, Paragraph 6(a) of the Lease is hereby amended by the deletion thereupon of the next to the last sentence of said paragraph and, in place thereof, the following sentence is added:

         Tenant's proportionate share shall be based on the ratio which the Rentable Area in the Premises (adjusted for office expansion by Tenant) bears to the Rentable Area within the Building, which is 41.0%.

         Effective as of August 1, 1998, the Operating Expense Stop for the Expansion Space and the Existing Space shall be based upon the Actual Operating Expenses incurred by Landlord for calendar year 1998. Additionally, commencing August 1, 1998, Tenant shall be responsible for the payment of all charges and fees for use of electricity, which shall be determined from a separate meter or meters, shall constitute Additional Rental and shall be paid to Landlord within ten (10) days following the date Landlord provides Tenant an invoice therefor.

         6. NO LEASEHOLD IMPROVEMENTS. Tenant accepts the Expansion Space in the current, "as is" condition and acknowledges that Landlord expressly disclaims any warranty or representation of any kind with respect to the Expansion Space. Tenant further acknowledges that Landlord has not undertaken to perform any modification, alteration or improvement either to the Expansion Space or the Existing Space.

         7. RESERVED PARKING. Commencing August 1, 1998, Landlord will provide to Tenant seven (7) reserved parking spaces for use by Tenant's employees. The location of the parking spaces will be designated by Landlord. Tenant's use of the parking spaces will be subject to all applicable rules and regulations as are now or may hereafter be established by Landlord.

         8. FULL FORCE AND EFFECT. Except as expressly modified hereby and by the First Amendment, Second Amendment and the Third Amendment, the remaining terms and conditions of the Lease shall remain valid and effective as presently written. The terms and provisions of this Fourth Amendment shall control to the extent of any inconsistencies between this Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment and the Lease.

         9. COUNTERPARTS This Amendment may be executed in multiple counterparts and each counterpart shall be deemed to be an original instrument, but all counterparts taken together shall constitute a single instrument.

                         [Signatures on following page]

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         THIS FOURTH AMENDMENT TO OFFICE LEASE is executed effective the day and year first above written.

                                   LANDLORD:

                                   PITMAN PARTNERS, LTD., a Texas
                                   limited partnership


                                   By:  PITMAN PROPERTY CORP.,
                                        its General Partner

                                        By: /s/ J. W. BEAVERS, JR.
                                           -------------------------------------
                                           Name: J. W. Beavers, Jr.
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

                                   ROSEWOOD PROPERTY COMPANY

                                   By: /s/ PAUL E. ROWSEY, III
                                      ------------------------------------------
                                      Name: Paul E. Rowsey, III
                                           -------------------------------------
                                      Title: President, Commercial Group
                                            ------------------------------------

                                   TENANT:

                                   INET, INC., a Texas corporation

                                   By:  /s/ MARK A. WEINZIERL
                                      ------------------------------------------
                                   Name:    Mark A. Weinzierl
                                        ----------------------------------------
                                   Title:  Executive Vice President
                                         ---------------------------------------


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